EXHIBIT 10.2
MITHAQ CAPITAL SPC
Synergy, Suite 22, 3269 Anas Ibn Malik Rd,
Al Malqa, Riyadh 13521

as of September 4, 2025
CONFIDENTIAL
The Children’s Place, Inc., a Delaware corporation
500 Plaza Drive
Secaucus, New Jersey 07094
Attention: Jared Shure
Email: jshure@childrensplace.com

Amendment No. 2 to Commitment Letter
$40 Million Senior Unsecured Credit Facility (Third)
Ladies and Gentlemen:
WHEREAS, you have advised Mithaq Capital SPC (individually or together with one or more of its affiliates, “Mithaq Capital”, “us” or “we”) that The Children’s Place, Inc., a Delaware corporation (the “Borrower” or “you”), and its subsidiaries (collectively, the “Borrower Parties”), seek to amend the terms of the commitment letter, dated as of May 2, 2024 (as amended from time to time, the “Commitment Letter”; and together with the Mithaq Third Promissory Note and all other documents and agreements executed and delivered in connection therewith, collectively, the “Mithaq Third Credit Documents”), with respect to the senior unsecured credit facility (the “Mithaq Third Credit Facility”) of up to $40 million to be provided to the Borrower Parties upon and subject to the terms and conditions set forth therein and in the other Mithaq Third Credit Documents.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
1.Definitions. All capitalized terms used herein and not otherwise defined in this amendment letter (“Amendment No. 2”) shall have the same meaning herein as in the Mithaq Third Credit Documents.

2.Amendments to Commitment Letter. As of the date of this Amendment No. 2 (the “Amendment Effective Date”), the Commitment Letter is amended as follows:

(a)All instances of the date “July 1, 2026” in the Commitment Letter shall be deleted in their entirety, and be replaced with “July 1, 2027”.

3.Miscellaneous.
(a)This Amendment No. 2 and the other Mithaq Third Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

EXHIBIT 10.2

(b)This Amendment No. 2 shall be governed by, and construed in accordance with, the laws of the State of New York.

(c)This Amendment No. 2 may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. In proving this Amendment No. 2, it shall not be necessary to produce or account for more than one such counterpart signed by the party against which enforcement is sought. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart of this Amendment No. 2 by telecopier, facsimile or other electronic means (including, via electronic mail in .pdf format) shall be as effective as delivery of a manually executed counterpart thereof.

(d)No provision of this Amendment No. 2 may be waived, amended, supplemented or otherwise modified, or any departure therefrom consented to, except pursuant to an agreement or agreements in writing entered into by, between or among each of the parties hereto.

(e)This Amendment No. 2 and the obligations hereunder may not be assigned by any party hereto without the prior written consent of each other party hereto (and any purported assignment without such consent will be null and void), is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto.

(f)If any provision of this Amendment No. 2 is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment No. 2 shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have hereunto caused this Amendment No. 2 to be duly executed as of the Amendment Effective Date.

Sincerely,

MITHAQ CAPITAL SPC
By:
Name:
Title:

[Signature Page to Amendment No. 2 to Commitment Letter (Mithaq Third Credit Facility)]

EXHIBIT 10.2
Agreed to and accepted as of
the date first above written:

THE CHILDREN’S PLACE, INC., for itself and on behalf of the Borrower Parties
By:
Name:
Title:

[Signature Page to Amendment No. 2 to Commitment Letter (Mithaq Third Credit Facility)]